UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                     SCHEDULE 14A INFORMATION
    Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934
                        (Amendment No.    )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
[X]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                            CITIZENS, INC.
            (Name of Registrant as Specified In Its Charter)


        Payment of Filing Fee (Check the appropriate box):
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      2) Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value or transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was
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 [   ]  Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                     1)  Amount Previously Paid:
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                        Registration Statement No.:
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                           4)  Date Filed:






             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         OF CITIZENS, INC.
                      A COLORADO CORPORATION

  Executive Office:  400 East Anderson Lane, Austin, Texas 78752


To the Stockholders of Citizens, Inc.

Notice is hereby given that the Annual Meeting of Stockholders of Citizens, Inc. will be held Tuesday, June 3, 1997, at 10:00 a.m., local time, at the Executive Office of the Company, 400 East Anderson Lane, Austin, Texas, for the following purposes:

  (1)To elect the members of the Board of Directors of the Company; and

  (2)To transact such other business as may properly come before the Meeting or any adjournment thereof.

It is important, regardless of the number of shares you hold, that your stock be represented at the Meeting by a signed proxy card or personal attendance.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY TO THE TRANSFER AGENT. NO POSTAGE IS REQUIRED. IF YOU ATTEND THE MEETING YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.


                         By Order of the Board of Directors





April 25, 1997                  John K. Drisdale, Jr. ,
Secretary




                          CITIZENS, INC.
                      400 East Anderson Lane
                        Austin, Texas 78752
                          April 25, 1997

 PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                           JUNE 3, 1997

                      SOLICITATION OF PROXIES

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Citizens, Inc., for use at the Annual Meeting of Stockholders to be held Tuesday, June 3, 1997, at 10:00 a.m., local time, (the "Meeting") at the Executive Office of the Company, 400 East Anderson Lane, Austin, Texas. This statement was sent to the stockholders of the Company on or about April 25, 1997.

You are requested to complete the enclosed proxy card, sign where indicated, and return it to the Transfer Agent in the envelope provided, which requires no postage if mailed in the United States. Solicitation of proxies will be primarily through the mail. Proxies may also be solicited by personal interview, telephone or telegram, by directors, officers and employees of the Company and its wholly-owned subsidiaries at no additional cost to the Company. The Company may also request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward soliciting material to the beneficial owners of the Company's common stock held of record by such persons, firms, or institutions, and the Company will reimburse the forwarding expense. The cost of this solicitation will be borne by the Company.

                              PROXIES

The matters to be brought before the Meeting are: (i) the election of directors; and (ii) such other matters as may properly be brought before the Meeting. Shares represented by properly executed proxies received by the Company prior to the Meeting will be voted as specified thereon. If a proxy fails to specify how it is to be voted on any proposal it will be voted FOR such proposal. A person giving a proxy shall have the power to revoke it at any time before it is voted by notifying the Secretary of the Company in writing or by personally withdrawing such proxy at the Meeting. With regard to election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Under American Stock Exchange rules, brokers who have not received instructions from their customers may vote in the election of directors shares held in street name.

                            RECORD DATE

Only stockholders of record at the close of business on April 15, 1997 are entitled to vote at the Meeting. As of the record date, the Company had outstanding and entitled to vote 19,892,159 Class A shares of common stock and 621,049 Class B shares of common stock.

                              QUORUM

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock of the Company entitled to vote at the Meeting is necessary to constitute a quorum at the Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. If a quorum is not present or represented at the Meeting, the stockholders entitled to vote thereat, present in person or represented by proxy, have the power to adjourn or recess the Meeting from time to time for up to thirty (30) days without notice, other than announcement at the Meeting, until a quorum is present or represented. At such reconvened Meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the Meeting as originally noticed.

Management knows of no matters to be submitted at the Meeting with respect to which the stockholders are entitled to vote, other than the proposals listed below. In the event other matters properly come before the Meeting, the persons named in the proxy will vote according to their best judgment.


                 STOCK AND PRINCIPAL STOCKHOLDERS

Both classes of common stock are equal in all respects, except that (i) Class B common stock elects a simple majority of the Board of Directors of the Company and Class A common stock elects the remaining directors; and (ii) Class A Stockholders receive, on a per-share basis, twice the cash dividends paid on a per-share basis to Class B Stockholders. Each outstanding share of common stock has one vote in all matters to be considered at the Meeting.

The following table shows the persons known to the Company to be the beneficial owners of more than five percent of the Company's Class A and Class B common stock at
April 15, 1997.

                            Shares Owned and        Percent
    Name and Address     Nature of Ownership        of Class

    Harold E. Riley      5,399,687  Class A direct and
    Post Office  Box                 indirect*         27.1%
    149151              621,049     Class B indirect* 100.0%
    Austin, Texas

    Marjorie D.         1,060,000    Class A direct**
    Riley                                               5.3%
    30222 Briarcrest Drive
    Georgetown,Texas
  _____________
   * See footnote (1) in the table immediately below.
   ** In record name.

The   following  table  shows,  as  of  April  15,  1997,  certain information with regard to the beneficial ownership of the Company's Common Stock by each director, the named executive officers and by the executive officers and directors as a group.

                            Shares Owned and              Percent
     Name                Nature of Ownership                of
                                                           Class
Harold E. Riley         5,399,687 Class A direct           27.1%
                                     and indirect (1)
                          621,049 Class B indirect (1)    100.0%

Rick D. Riley             372,208 Class A direct
                                     and indirect (2)       1.9%

Randall H. Riley          123,260 Class A direct
                                     and indirect (4)       (3)

Joe R. Reneau, M.D.        42,652 Class A direct            (3)

Flay F. Baugh              34,459 Class A direct
                                     and indirect (5)       (3)

Timothy T.                 40,800 Class A direct            (3)
Timmerman

T. Roby Dollar             31,697 Class A direct
                                     and indirect (6)       (3)

Ralph M. Smith,            19,772 Class A direct
Th.D.                                and indirect (7)       (3)


Steven F. Shelton           3,720 Class A direct            (3)

Clayton D. Dunham             308 Class A direct            (3)

Mark A. Oliver                240 Class A direct            (3)

All executive           6,068,841 Class A  direct         30.5%
officers and directors as            and indirect
 a group (eleven)         621,049 Class B indirect       100.0%
____________

(1) Owns  5,144,200  Class  A  shares directly  and  spouse  owns
   255,487 Class A shares.  The Harold E. Riley Trust, of  which
   Mr. Riley is the controlling Trustee, owns all of the 621,049 issued and outstanding shares of Class B common stock.

(2) Son  of  Harold  E.  Riley.   Owns  264,044  Class  A  shares
   directly, 16,700 Class A shares as joint tenant with spouse, and 89,040 and 2,424 Class A shares indirectly as trustee for minor children and spouse, respectively.

(3) Less than one percent (1%).

(4) Son of Harold E. Riley. Resigned March 7, 1997. Owns 100,209 Class A shares directly, 4,600 Class A shares as joint tenant with spouse, and 14,706 and 2,424 Class A shares indirectly as trustee for minor children and spouse, respectively; spouse owns 1,321 Class A shares.

(5) Owns 8,873 Class A shares directly and 25,586 Class A shares as joint tenant with spouse.

(6) Owns  16,697 Class A shares directly and spouse  owns  15,000
   Class A shares.

(7) Owns  11,088  Class A shares directly and spouse  owns  8,684
   Class A shares.

The Company is not aware of any arrangement, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

                      CONTROL OF THE COMPANY

Harold E. Riley is deemed to be the "controlling stockholder" of the Company. Mr. Riley owns, directly and indirectly, 5,399,687 shares (27.1%) of the outstanding Class A common stock and 621,049 shares (100%) of the Class B common stock, which stock elects a majority of the Company's Board of Directors.

                       ELECTION OF DIRECTORS

Harold E. Riley has advised the Company that he intends to vote all of his Class A shares in favor of the Class A nominees and all of the Class B shares owned by the Harold E. Riley Trust in favor of the Class B nominees. The Class A nominees will be elected directors if the votes cast by the Class A Stockholders for their election exceed the votes cast against their election and a quorum of Class A Stockholders exists at the Meeting. Cumulative voting is not permitted. The Class B nominees will be elected directors upon affirmative vote of the Class B shares by Mr. Harold E. Riley as controlling trustee of the Harold E. Riley Trust.

If for any reason any nominee herein named is not a candidate when the election takes place (which is not expected), the proxy will be voted for the election of a substitute nominee at the discretion of the persons named in the proxy.

Listed below are the persons who have been nominated for election as directors of the Company to serve for one year until the next Annual Meeting of Stockholders proposed to be held the first Tuesday of June 1998, or until their respective successors are duly elected and qualified. Class A Stockholders will vote on the nominees indicated below for election by Class A Stockholders, and Class B Stockholders will vote on the Class B nominees.

Nominees For Election By Class A Stockholders

                                                          Common
                             Principal       Director     Stock
      Name            Age    Occupation        Since   Beneficially
                                                          Owned
                                                         4/15/97

Flay F. Baugh         83   Investments         1989         34,459
                           Temple, Texas                    Class A

Steven F. Shelton     41   Farmer/Rancher      1993          3,720
                           Lamar, Colorado                  Class A

Ralph M. Smith,       66   Pastor Emeritus     1993         19,772
Th.D.                      Hyde Park Baptist                Class A
                           Church Austin, Texas

Timothy T.     36          President           1989         40,800
Timmerman                  Texas Cable                      Class A
                           Systems, Inc.
                           TCSI-Huntsville
                           and Timmerman
                           Investments,
                           Inc., Round Rock,
                           Texas

Nominees For Election By Class B Stockholders

                                                      Common Stock
                          Principal        Director   Beneficially
      Name      Age       Occupation         Since       Owned
                                                         4/15/97

T. Roby Dollar  59   Vice Chairman, Chief   1993       31,697
                     Actuary of the Company            Class A
                     Austin, Texas

Mark A. Oliver  38   President of the                     240
                     Company                1997**     Class A
                     Austin, Texas

Joe R. Reneau,  65   Physician, Medical     1989       42,652
M.D.                 Consultant                         Class A
                     Austin, Texas

Harold E.       68   Chairman of the Board  1987    5,399,687
Riley                of the Company                     Class A
                     Austin, Texas                    621,049
                                                        Class B

Rick D. Riley   43   Executive Vice         1989      372,208
**                   President                          Class A
                     of the Company
                     Austin, Texas
  _________________
  * Elected March 1997 to fill vacancy on the Board of Directors.

  **Son of Harold E. Riley. There are no other family relationships between or among the nominees to the Board and the Executive Officers of the Company.

Information concerning the nominees is set forth below:

Flay F. Baugh, Investments; President, Baugh's Inc., Temple, Texas, from 1954 to present; Director of Citizens Insurance Company of America (Texas), former parent of the Company, from 1978 to 1988. Director of the Company, from 1989 to present.

T. Roby Dollar, Vice Chairman, Chief Actuary of the Company and its affiliates from 1994 to present; President of the Company and its affiliates from 1992 to 1994; Executive Vice President and Chief Actuary of the Company and its affiliates from 1987-1992.

Mark Oliver, President of the Company and its affiliates from March 1997 to present; Executive Vice President, Chief Financial Officer, Secretary and Treasurer of the Company and its affiliates from 1990-1997; Treasurer and Chief Financial Officer of the
Company and its affiliates from 1988-1990; Treasurer and Controller of the Company and its affiliates from 1984-1988.

Joe R. Reneau, M.D., Physician - Medical Consultant, Abbott Laboratories, Austin, Texas, from 1987 to present and IBM, Austin, Texas, from 1992 to present; Medical Director of Company and its affiliates, from 1987 to present.

Harold E. Riley, controlling stockholder; Chairman of the Board of the Company and its affiliates from 1994 to present; Chairman of the Board and Chief Executive Officer of the Company and its affiliates from 1992 to present; President of the Company and its affiliates from November 1996 to March 1997; Chairman of the Board, Chief Executive Officer and President of the Company and its affiliates, from 1987 to 1992; Chairman of the Board, President and Chief Executive Officer, Continental Investors Life Insurance Company, from 1989 to 1992.

Rick D. Riley, Executive Vice President of the Company and its affiliates from September 1995 to present; Chief Operating Officer of the Company and its affiliates from September 1995 to March 1997; Chief Administrative Officer of the Company and its affiliates, from 1994 to June 1995, and President thereafter until September 1995; Executive Vice President and Chief Operating Officer of the Company and its affiliates, from 1990 to 1991 and 1992 to 1994; President, Computing Technology, Inc. from 1991 to 1992; Executive Vice President, Data Processing, the Company and its affiliates, from 1987 to 1991; Executive Vice President, Continental Investors Life Insurance Company from 1989 to 1992.

Steven F. Shelton, Rancher/Farmer from 1974 to present; Director, First Centennial Corporation, from January to October 1989 and August 1990 to 1992. Director of the Company from 1993 to present.

Ralph M. Smith, Th.D., Pastor Emeritus, Hyde Park Baptist Church, Austin, Texas, from 1960 to March 1996. Director of the Company from 1989 to 1990 and 1993 to present; Advisory Director of the Company from 1991 to 1993.

Timothy T. Timmerman, President, Texas Cable Systems, Inc.; President, TCSI-Huntsville; President, Northeast Cablevision, Inc.; President, Timmerman Investments Inc., Round Rock, Texas, from 1984 to present. Director of the Company from 1989 to present.

No director of the Company is a director of any other company with a class of securities registered under the Securities Exchange Act of 1934 or any investment company registered under the Investment Company Act of 1940.

         MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The business affairs of the Company are conducted under the direction of its Board of Directors. The Board of Directors held four meetings during 1996, of which all directors participated at least 75% except for Flay Baugh, who was unable to attend or participate in two meetings due to illness. During 1996, the Board of Directors had three committees - the Executive Committee, the Compensation Committee and the Audit Committee. The Executive Committee, composed of Messrs. Harold E. Riley, Joe R. Reneau, M.D. and Timothy Timmerman, met 17 times during 1996 and has exercised and may exercise all of the authority of the Board of Directors in the management of the business affairs of the Company, except where action of a majority of all members of the Board of Directors is required by statute or by the Articles of Incorporation or by the Bylaws of the Company.

The Audit Committee, composed of Messrs. Joe R. Reneau, Ralph M. Smith and Timothy T. Timmerman, met once during 1996. The functions of the Audit Committee include recommending to the Board each year the firm of independent auditors to be engaged by the
Company, reviewing the annual financial statements issued by the Company to its security holders, reviewing and approving in advance the plan and scope of the audit of the Company to be performed for the following year by the independent auditors, reviewing with the principal independent auditors upon completion of their audit, their findings and recommendations, and periodically reviewing with them the principal accounting policies of the Company and other pertinent matters.

The Compensation Committee, composed of Messrs. Joe R. Reneau, M.D., Timothy T. Timmerman and Ralph M. Smith, met once during 1996. The functions of the Compensation Committee include establishing compensation policies applicable to the Company's executive officers and making recommendations concerning executive compensation to the Board of Directors.

                          CERTAIN REPORTS
      Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely upon a review of such reports and amendments thereto furnished to the Company, the Company believes that during 1996 all such reports were filed on a timely basis except that, due to an incapacitating illness, Dr. Ralph M. Smith filed on November 1996 five late reports regarding two transactions in 1996, two transactions in 1995, and one transaction in 1994.


                        EXECUTIVE OFFICERS

The following table sets forth certain information concerning the executive officers of the Company who are elected annually by the Board of Directors at the first meeting of the Board following the Annual Meeting of Stockholders of the Company:


                                     Company Positions &
            Name           Age        Principal Occupation

      Harold E. Riley      68        Chairman of the Board
      (1)

      Mark A. Oliver       38        President
      (2)

      Clayton D.           53        Executive Vice
      Dunham (3)                     President and Chief
                                     Operating Officer

      T. Roby Dollar       58        Vice   Chairman,  Chief
      (1)                            Actuary
                                     and Assistant
                                     Treasurer

      Rick D. Riley        43        Executive Vice
      (4)                            President

      John K.              42        Vice President, Chief
      Drisdale,                      Counsel and Secretary
      Jr.(5)

      William P.           45        Vice President and
      Barnhill (6)                   Treasurer

   ___________

      (1) H. Riley and R. Dollar have served since 1987. They hold similar positions in affiliated subsidiaries.

      (2) Mark A. Oliver has served since 1987 and holds similar positions in affiliated subsidiaries. Prior to becoming President in March 1997, Mr. Oliver served as Executive Vice President, Chief Financial Officer and Secretary/Treasurer.

      (3) Clayton D. Dunham was named Executive Vice President and Chief Operating Officer in March 1997. Mr. Dunham served as Senior Vice President and Director of Marketing of the Company and its affiliates from November 1994 to March 1997.
      From   1990  to  1994,  he  served  as  President   of   DIA
      International.   From  1987 through  1990,  he  was  General
      Manager of Negocios Savoy, S.A.

      (4) Rick  D. Riley has served from 1987 to 1991 and  1992  to
      present   and   holds   similar  positions   in   affiliated
      subsidiaries.   From  1991  to 1992,  he  was  President  of
      Computing Technology, Inc.

      (5) John K. Drisdale, Jr. joined the Company in December 1995 as Vice President and Chief Counsel. In March 1997, Mr. Drisdale became Secretary. From 1987 to 1992, he was Vice President and General Counsel of Exeter Holdings Corp., an acquisition and investments company. In 1992, Mr. Drisdale entered private law practice as a partner in Forman, Perry,
      Watkins  &  Krutz.   In  1993, he started  the  law  firm  of
      Drisdale & Lindstrom PLLC from which he joined Citizens.

      (6) William P. Barnhill joined the Company in June 1996 as Vice President and Controller. In March 1997, Mr. Barnhill became Treasurer. From 1981 to June 1996, Mr. Barnhill worked for Western General Life Insurance Company in various capacities ultimately attaining to Senior Vice President and Treasurer in 1991, in which capacity he served until joining the Company.



            EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

The following table presents the aggregate compensation which was earned by the Chairman and the Chief Executive Officer for each of the past three years, and for such other officers whose aggregate compensation exceeded $100,000 in 1996. There has been no compensation awarded to, earned by or paid to any employee required to be reported in any table or column in any fiscal year, other than what is set forth in the table below.


                    SUMMARY COMPENSATION TABLE

                                               Long Term Compensation
                     Annual Compensation           Awards     Payouts
   (a)       (b)   (c)       (d)      (e)      (f)       (g)    (h)      (i)
                                     Other
 Name and                           Annual  Restricted                All Other
 Principal                          Compen    Stock    Option   LTIP   Compen-
 Position   Year  Salary    Bonus   sation   Award(s)   SARs   Payouts  sation

Harold E.
Riley,
Chairman    1996 $325,000    N/A      N/A      N/A       N/A    N/A   12,268**
            1995  312,700    N/A      N/A      N/A       N/A    N/A    3,761**
            1994  260,616    N/A      N/A      N/A       N/A    N/A    6,691**

Randall H.
Riley, *
Vice Chmn   1996 $160,200    N/A      N/A      N/A       N/A    N/A    4,514**
            1995  161,431    N/A      N/A      N/A       N/A    N/A    4,415**
            1994  160,200    N/A      N/A      N/A       N/A    N/A      N/A
Clayton
Dunham,
Chief
Operating
Officer     1996 $143,533    N/A      N/A      N/A        N/A   N/A    3,084**
            1995  120,200    N/A      N/A      N/A        N/A   N/A      0

Rick D.
Riley,
EVP         1996 $107,680    N/A      N/A      N/A        N/A   N/A    10,709**
            1995  100,200    N/A      N/A      N/A        N/A   N/A     1,903**

Mark A.
Oliver,
President   1996 $103,437    N/A      N/A      N/A        N/A   N/A     3,178**

       *     Randall H. Riley, formerly Vice Chairman, resigned
March 7, 1997.
       **   Profit-sharing plan allocation made in year indicated
for the preceding year.

All employees of the Company are covered under a non-contributory profit-sharing plan. Under the terms of the Plan, all employees who have completed one year of service are eligible to participate. Vesting begins following completion of two years' service and employees become fully vested after seven years' service. Company made $50,000 annual contributions to the Plan in 1994 and 1995 and a $100,000 annual contribution in 1996. Messrs. H.E. Riley, R.H. Riley, Dunham, R.D. Riley and Oliver had $68,099, $1,785, $0, $64,670, and $7,944, respectively, vested under the Plan as of December 31, 1995, the last allocation date.

During 1996, the members of Board of Directors who are not officers of the Company were paid $300 per meeting, while Committee members who are not officers were paid $150. Total directors' fees paid during 1996 were $6,000. Messrs. Reneau and Smith were paid $15,000 and $1,800, respectively in 1996 for services performed as consultants to the Company.

                          OTHER BUSINESS

Should any other business come before the Meeting, and management is not aware of any at this time and does not expect any, the persons named in the proxy will vote on such business as their best judgment and discretion indicates.

                        PUBLIC ACCOUNTANTS

KPMG Peat Marwick, 200 Crescent Court, Suite 300, Dallas, Texas 75201, is the Company's principal independent auditor. A representative of KPMG Peat Marwick will be present at the Annual Meeting of Stockholders to answer questions and make any desired statement.

                 ANNUAL REPORT AND OTHER MATERIAL

A copy of the Company's Annual Report to Stockholders has been mailed under separate cover. A copy of the report of the Compensation Committee of the Board of Directors and a Performance Graph regarding stockholder return accompany this Proxy Statement. No part of such material is incorporated herein and no part thereof is to be considered proxy soliciting material.

                       STOCKHOLDER PROPOSAL
                 DEADLINE FOR 1998 ANNUAL MEETING

Any proposal by a stockholder to be presented at the Company's next annual meeting currently scheduled to be held on the first Tuesday in June 1998, must be received at the offices of the Company, 400 East Anderson Lane, Austin, Texas 78752, no later than December 26, 1997.


                       BY THE ORDER OF THE BOARD OF DIRECTORS



Austin, Texas                  John K. Drisdale, Jr.
April 25, 1997                       Secretary




                        BOARD OF DIRECTORS
                      COMPENSATION COMMITTEE

                 REPORT ON EXECUTIVE COMPENSATION


     The compensation level of Citizens' executives is circumscribed by the present and envisioned growth plans of the Company. The present policy is a conservative compensation plan designed to attract and retain competent executives who share the Chairman's enthusiasm for continued growth through hard work, dedication, and sound decision making. Consideration is also given to the compensation levels of comparable positions in the local and national markets.

     Over the past ten years, the Company has experienced significant growth. This history, along with the fact that such growth has been achieved without the incurrence of significant debt, is the primary factor upon which Chairman Harold E. Riley's compensation has been determined. His personal contribution to the sound management and solid growth of the Company cannot be measured. His creation of the "Ultra Expansion" insurance products in 1987 has been the most important factor contributing to the Company's growth. The acquisitions that have been made during his tenure have served to provide additional sources of capitalization without a dilution in stockholder equity. Additionally, his guidance and actions have resulted in significant growth in shareholder value in the marketplace. In 1987, the Company's market value per share times the number of shares outstanding was under $2,000,000, compared to today's value of over $180,000,000.

     When evaluating his overall contribution toward the dynamic growth of the company and the level of compensation received by other individuals in similar positions of responsibility in the insurance industry, we recommend an increase in Mr. Riley's salary to $360,000 for 1997 from the present $325,000.


     November 13, 1996         COMPENSATION COMMITTEE:

                             Joe R. Reneau, M.D.

                             Timothy T. Timmerman



            COMPARATIVE 5-YEAR CUMULATIVE TOTAL RETURN
                       AMONG CITIZENS, INC.,
              AMEX MARKET INDEX AND PEER GROUP INDEX

The following graph represents a comparison of the preceding five year cumulative total return of the Company, a peer group and a broad market index. The broad market index chosen was the AMEX Market Index. The peer group, which includes life, accident and health companies, was compiled by Media General Financial Services.



               ASSUMES $100 INVESTED ON JAN. 1, 1992
                    ASSUMES DIVIDEND REINVESTED
                 FISCAL YEAR ENDING DEC. 31, 1996


COMPANY           1991   1992    1993   1994   1995    1996
CITIZENS, INC.    100    90.91  154.55 150.00  167.05  154.55
PEER GROUP        100   128.03  147.18 135.02  193.10  247.49
BROAD MARKET      100   101.37  120.44 106.39  137.13  144.70

Source:  Media General Financial Services
         P.O. Box 85333
         Richmond, Virginia 23293